January 2025 Unique biology Precision therapeutics Broad impact NASDAQ LISTED FHTX Exhibit 99.2

| Forward Looking Statements 2 This presentation contains forward-looking statements that are based on management's beliefs and assumptions and on information currently available to management. All statements other than statements of historical facts contained in this presentation are forward- looking statements. In some cases, you can identify forward-looking statements by terms such as “could,” “may,” “might,” “will,” “likely,” “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “continues,” “projects” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements include, but are not limited to, statements concerning: the potential outcomes from our collaboration agreement with Lilly; the initiation, timing, progress and results of our research and development programs and pre-clinical studies and clinical trials, including with respect to our Phase 1 dose escalation trial of FHD-909 with Lilly; our ability to advance product candidates that we may develop and to successfully complete preclinical and clinical studies; our ability to leverage our initial programs to develop additional product candidates using our Gene Traffic Control Platform®; the impact of exogeneous factors, including macroeconomic and geopolitical circumstances, on our and our collaborators’ business operations, including our research and development programs and pre-clinical studies; developments related to our competitors and our industry; our ability to expand the target populations of our programs and the availability of patients for clinical testing; our ability to obtain regulatory approval for FHD-909 and any future product candidates from the FDA and other regulatory authorities; our ability to identify and enter into future license agreements and collaborations; our ability to continue to rely on our CDMOs and CROs for our manufacturing and research needs; regulatory developments in the United States and foreign countries; our ability to attract and retain key scientific and management personnel; the scope of protection we are able to establish, maintain and enforce for intellectual property rights covering FHD-909, our future products and our Gene Traffic Control Platform; and our use of proceeds from capital-raising transactions, estimates of our expenses, capital requirements, and needs for additional financing. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. Additional important factors to be considered in connection with forward-looking statements are described in the Company's filings with the Securities and Exchange Commission, including withing the section entitled "Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2023. Any forward-looking statements represent the Company’s views only as of the date of this presentation and should not be relied upon as representing its views as of any subsequent date. The Company explicitly disclaims any obligation to update any forward-looking statements. The Company’s business is subject to substantial risks and uncertainties.

| Foghorn is a Leader in Chromatin Biology, Successfully Drugging Challenging Targets 3 Chromatin Regulation is Implicated in up to 50% of Tumors Foghorn has Unlocked Previously Undruggable Targets Leaders in Targeted Protein Degradation Pioneers in Targeting Chromatin Biology Opening New Biology with Induced Proximity

Chromatin Regulatory System Orchestrates Gene Expression: Multiple Opportunities for Targets and Therapeutics

Chromatin Regulatory System genes are **implicated** across a **wide range of cancers**

Chromatin – compacted form of DNA inside the nucleus of the cell

Chromatin Remodeling Complexes – specialized multiprotein machines that allow access to DNA
Targets: SMARCA2, ARID1B

Transcription Factors – proteins that help turn specific genes "on" or "off" by working in concert with the chromatin remodeling complex to bind to DNA
Targets: Multiple TFs







Other Chromatin Binding Proteins involved in gene expression / function
Targets: CBP, EP300

Leveraging **synthetic lethality** and **lineage dependencies**

4 |

Foghorn Has Progressed Multiple Programs Against Challenging Targets

SMARCA2: Potential in up to 10% of NSCLC and up to 5% of all solid tumors
Challenge: Industry has failed to develop a selective inhibitor

FHD-909
First selective inhibitor in the clinic

CBP: Role in bladder, colorectal, breast, gastric, lung cancers
Challenge: Toxicities with dual inhibition, difficulty engineering selectivity

Selective CBP Degrader
IND expected H1 2026

EP300: Role in both solid and heme malignancies
Challenge: Toxicities with dual inhibition, difficulty engineering selectivity

Selective EP300 Degrader
IND expected in H2 2026

ARID1B: Role in ovarian, endometrial, colorectal cancer. Potential in up to 5% of all solid tumors
Challenge: Industry has had no success with selective target engagement

Selective ARID1B Degrader
Degradation achieved; Program update expected in 2025

… and more.

SMARCA2 = BRM

5

| Foghorn’s Gene Traffic Control® Platform Designed to Deliver Precision, First-in-Class Therapeutics: Integrated, Scalable, Efficient, Repeatable 6 1. Chromatin Biology • Bioinformatics • Genomics • Epigenomics 2. Assays & Biochemistry Capabilities 3. Chemistry & Drugging • Selective, small molecules (inhibitors, protein degraders, TF disruptors) • Protein degradation platform • Formulation & long-acting delivery Identify Dependencies Legend: Patents | Know How / Trade Secret “What to Drug” “How to Drug” Deep mechanistic understanding of chromatin regulatory system Biology first, small molecule modality agnostic Engineering selectivity via unique assays and protein capabilities • Protein purification, production & interrogation • High fidelity, difficult to make proteins • In silico modeling and computational chemistry “Where to Drug”

Foghorn's Unique Platform Capabilities Evolved From Drugging a Specific Chromatin Remodeling Complex (BAF)*

Challenge: produce, manipulate, study, and drug a 1.5 megadalton multi-protein complex

Assays and Biochemistry Capabilities

- Purification & recombinant production of large proteins and protein complexes
- Biochemistry & biophysics of intrinsically disordered proteins
- High throughput screening for binders and inhibitors

BAF Chromatin Remodeling Complex



Challenge: drug highly similar proteins that have no enzymatic function

Protein Degrader Platform

- Proprietary linker library
- Suite of assays specific to degradation (i.e. synthesis kinetics, degradation kinetics)
- Optimal E3 ligase pairing
- Ternary complex modeling
- Long-acting formulation technology

Current and Future Applications

- **Selectively drugging highly similar proteins / hard to drug proteins**
- **Disease area expansion**
- **Going beyond chromatin – novel biology with complex proteins**
- **Payloads for ADCs***

Brahma-Associated Factor (BAF). Antibody Drug Conjugates (ADCs)

7

Platform of Proprietary Tools and Unique Know-How Enables Development of Best-in-Class Degraders

Proprietary E3 Ligase Libraries

- Proprietary E3 ligase binders
  - ~ 15 -17 in internal library
  - UBR5

Computational Chemistry
(ML, AI, Virtual Screens)

- Structural prediction/ docking

Linker Toolkit

- Well-developed toolkit
- Flexibility-rigidity
- Charge
- Hydrophobicity

Binder Discovery

- Commercial and proprietary covalent and fragment screening libraries
- Target binders



Degrader Design
Degrader Optimization
Degrader Development
Best-in-Class Degrader

Degrader Mechanics

- Specificity / Selectivity (global proteomics)
- Kinetics (Dmax/DC50)
- Cooperativity (e.g. ternary complex)
- Permeability
- MoA characterization
- Cellular and permeability assays

Exploratory Biology

- *In Vitro* efficacy
- Indication selection
- Combinations
- Resistance mechanisms

In Vivo Validation
(Efficacy and Safety)

- *In Vivo* models
- PK/PD determination, modeling and dose prediction

Proprietary Formulation & Delivery Platform

- Oral, IV and LAI formulation for drug delivery

8 |

The Next Foghorn Chapter: Delivering Multiple Potential Blockbusters Into the Clinic

Pioneering BAF and Chromatin Biology
(2016 – 2020)



- ✓ Built platform and developed deep understanding of biology
- ✓ Producing BAF and transcription factors at scale
- ✓ **Demonstrated druggability of chromatin regulatory system**

POC, Platform & Pipeline Expansion
(2021 – 2024)


Differentiation

- ✓ **Lilly strategic collaboration**
- ✓ **Developed first-in-class Selective SMARCA2 inhibitor, FHD-909**, and SMARCA2 degrader
- ✓ Advanced Selective CBP degrader, Selective EP300 degrader and Selective ARID1B degrader
- ✓ Expanded protein degrader platform, new applications for Induced Proximity

Progress Multiple High Value Assets into the Clinic
(2025 – 2027)



- **FHD-909 advancing in Phase 1 trial**
- **ARID1B degradation achieved – program update expected in 2025**
- **Potential for 5 additional INDs; Pipeline, platform, disease area expansion**

9

| Foghorn is Advancing a Pipeline of First-in-Class Precision Therapeutics With Potential for Broad Application in Oncology… 10 Modality Program Phase 1 Enzyme Inhibitors Transcription Factor Disruptors Undisclosed Protein Degraders Commercial Rights FHD-909* (Selective SMARCA2) 3 Discovery Programs Undisclosed Partnered Undisclosed Disease SMARCA4 mutant cancers (e.g., NSCLC, bladder, endometrial, colorectal) Selective SMARCA2 SMARCA4 mutant cancers (e.g., NSCLC, bladder, endometrial, colorectal) Selective ARID1B ARID1A mutant cancers (e.g., ovarian, endometrial, colorectal) Selective CBP EP300 mutant cancers (e.g., bladder, gastric, breast, NSCLC, colorectal) Selective EP300 EP300 dependent cancers (e.g., prostate, DLBCL), CBP mutant cancers (e.g., NSCLC, bladder) Undisclosed Undisclosed Undisclosed Pre-Clinical Phase 2 / 3Discovery *LY4050784 SMARCA2 = BRM

…With Multiple Near-Term Value Inflection Points Through 2026

Program	Milestone	Timing
FHD-909 (LY4050784) (Selective SMARCA2 Inhibitor)	Preclinical Combination Data	April 2025 (AACR)
	Phase 1 Dose Escalation Data	Confidential
Selective SMARCA2 Degrader	IND / Phase 1 Initiation	Confidential
Selective CBP Degrader	IND / Phase 1 Initiation	2026
Lilly Target #2	Target Disclosure and IND	Confidential
Selective EP300 Degrader	IND / Phase 1 Initiation	2026
Selective ARID1B Degrader	Selective Degradation Achieved	Program Update 2025

SMARCA2 = BRM
SMARCA4 = BRG1

11

| Potential Multi-Billion Dollar Opportunities in Oncology 12 Foghorn Owned Selective EP300 Degrader Lilly Target #3 Selective ARID1B Degrader Platform has potential for therapeutic area expansion (e.g., immunology and inflammation)Partnered w Lilly Selective SMARCA2 Inhibitor (FHD-909*) Selective SMARCA2 Degrader Lilly Target #2 Selective CBP Degrader *LY4050784

Clinical & Preclinical Programs • FHD-909 (LY4050784) – Selective SMARCA2 Inhibitor • Selective CBP Degrader • Selective EP300 Degrader • Selective ARID1B Degrader 13

Selective SMARCA2 Inhibitor and Degrader For SMARCA4 Mutated Cancers SMARCA2 = BRM SMARCA4 = BRG1 14

FHD-909 Selective SMARCA2 Inhibitor in Phase 1 Trial; Preclinical Combination Data at AACR 2025

	Selective SMARCA2 Inhibitor FHD-909*	Selective SMARCA2 Degrader
Biology	Exploit the synthetic lethal relationship between SMARCA2 and mutated SMARCA4	
Stage / Next Milestone	Phase 1 dose escalation trial ongoing; Preclinical combination data with pembrolizumab, KRAS and chemo at AACR	Advancing through late preclinical development
Opportunity	SMARCA4 mutated cancer including ~10% of NSCLC and up to 5% of all solid tumors	
Lilly Partnership	50/50 global R&D cost share | 50/50 U.S. economics | tiered ex-U.S. royalties starting in the low double-digit range and escalating into the twenties	

*LY4050784

15

| Selective SMARCA2 Inhibition: Promising Strategy to Exploit Synthetic Lethal Relationship Between SMARCA2 and Mutant SMARCA4 16 No SMARCA4 Mutations SMARCA4 Mutation SMARCA4 Mutation and SMARCA2i Cell Survival Cell Death Healthy Cells Cancer Cells SMARCA4 SMARCA2 BAF Complex BAF Complex Mutant SMARCA4 BAF Complex SMARCA2i Precision medicine targeting synthetic lethal relationships is a proven clinical approach now used in multiple cancers (e.g., PARP inhibitors) SMARCA4 SMARCA2

| SMARCA4 is Mutated in Up to 10% of NSCLC; Up to 5% of Solid Tumors 17 SMARCA4 mutated across a broad range of tumors Accounts for ~5% of solid tumors AACR GENIE via cBioPortal

| SMARCA4 Mutated in Up to 10% of NSCLC Tumors, Minimal Overlap With Other Mutations2Overall Survival for SMARCA4wt vs SMARCA4mut1 Patients With NSCLC Harboring SMARCA4 Mutations Have Significantly Worse Clinical Outcomes and Define a High Unmet Need Patient Population 18 SMARCA4 10% KRAS 29% EGFR 26% ALK 7% RET 4% MET 7% 1. Alessi JV, et al., 2021; 2. TCGA via cBioPortal O ve ra ll Su rv iv al (% ) Months

FHD-909 Demonstrated Approximately 33-fold Selectivity Across 17 SMARCA4 Mutant and Wild-Type Cell Lines *In Vivo*



Absolute IC50 (µM)
1
0.1
0.01
0.001
0.0001
Selectivity = 33x
SMARCA4 WT
(SMARCA2 & SMARCA4)
SMARCA4 MUT
(SMARCA2 Only)
SMARCA4 (WT)
NCI-H2122
CALU6
NCI-H2172
NCI-H441
NCI-H2170
NCI-H460
NCI-H1703
NCI-H358
NCI-H2009
SMARCA4 (MUT)
NCI-H1944
NCI-H1299
A549
RERFLCAI
NCI-H1693
NCI-H1568
NCI-H2023
NCI-H838

	Median IC_{50} (µM)
SMARCA4 WT	0.0932
SMARCA4 MUT	0.0028

Spread in potency for wild type versus mutant cell lines indicates

33-fold selectivity observed

19

FHD-909 Monotherapy Demonstrated Regression *In Vivo* in H2126 SMARCA4 Mutant NSCLC Model and Was Well Tolerated

H2126 Reduction in Tumor Volume



Vehicle Control
FHD-909, 20mg/kg, PO, BID
FHD-909, 40mg/kg, PO, BID
FHD-909, 60mg/kg, PO, BID
Tumor Volume (mm³)
350
300
250
200
150
100
0
7
14
21
28
Days of Dosing (Dose Start Day1)

H2126 Body Weight



Body Weight (% of Starting Weight)
120
110
100
90
80
0
7
14
21
28
Days of Dosing (Dose Start Day1)

Genetic Background: SMARCA4 W764R, TP53 E62*, STK11-/-, CDKN2A-/-, KEAP1 R272C

NOTE: All doses were well tolerated. Dosing holidays were applied at the high dose, as appropriate.

20

| RERF-LC-AI Model FHD-909 Monotherapy Demonstrated 96% TGI in A549 and Tumor Stasis in RERF-LC-AI Mutant NSCLC Models 21 A549 Model NOTE: All doses were well tolerated. Dosing holidays were applied at the high dose, as appropriate. Genetic Background: SMARCA4, Q729fs / H736Y, KRAS G12S, STK11-/-, CDKN2A-/-, KEAP1 G333C Genetic Background: SMARCA4 mut p.E1496*, TP53 p.Q104*, NF1 p.E1699*

| FHD-909 Monotherapy Demonstrated Regression in H1793 SMARCA4 Mutant NSCLC Model 22 H1793 Model NOTE: All doses were well tolerated. Dosing holidays were applied at the high dose, as appropriate. Genetic Background: SMARCA4, E514*, TP53 R209* R273H, ARID1A C884* 0 7 14 21 28 100 200 300 400 500 Days of Dosing (Dose Start Day1) Vehicle Control FHD-909, 20mg/kg, BID, PO FHD-909, 40mg/kg, BID, PO FHD-909, 60mg/kg, BID, PO • FHD-909 delivered across range of SMARCA4 mut xenograft models • Results ranging from impressive TGI to regression as monotherapy • All doses across all four models were well tolerated

| FHD-909 (LY4050784) Trial Design • Restricted to SMARCA4 mutated tumors • SMARCA4 mutant status confirmed by standard NGS panel • Further enrichment for NSCLC patients as trial progresses • Tumor histology agnostic • Enrolling in US and Japan 23 Dose Escalation Dose Expansion • Arm 1: SMARCA4 mutant NSCLC • Arm 2: Other SMARCA4 mutant tumors (e.g., bladder, endometrial, colorectal) • Potential for combination arm(s) FHD-909 preclinical combination data with pembrolizumab, KRAS inhibitors and chemo to be presented at the AACR Annual Meeting, April 2025

| Selective SMARCA2 Degrader Achieved Complete SMARCA2 Degradation and Cell Growth Inhibition In Vitro 24 Degraders Caused Time- and Dose-Dependent SMARCA2 Degradation Antiproliferative Effects in A549 Mutant NSCLC Model A549 Ten-Day Proliferation AssaySMARCA2 / SMARCA4 HIBIT Data SMARCA2 SMARCA4 % D eg ra d at io n Concentration (uM) 0 25 50 75 100 1E-3 0.01 0.1 1 10 NOTE: Data as of Q4 2021.

Selective CBP Protein Degrader For EP300 Mutated Cancers 25

CBP and EP300 Proteins – A Decades Long Challenge in Selectivity

CBP and EP300 Biology

- CBP and EP300 are highly homologous, paralog histone acetyltransferases regulating enhancer-mediated transcription and protein stability
- Dysregulation of CBP and EP300 has been implicated in multiple cancers
- Dual targeting has revealed tolerability and safety issues

Foghorn's Solution... Highly Selective Degradation

- Achieved selective targeting which results in improved tolerability and efficacy
- Advancing two separate programs with defined dependencies and patient populations


CBP/
EP300
Ac
CoA
CoA
MYC
Cell growth
Cell survival
TF
TF
TF
RNA
Polymerase

EP300 Degrader Approach
Focus on EP300 Lineage Dependent Cancers

CBP Degrader Approach
Focus on EP300 Mutant Cancers via Synthetic Lethality

26

| Summary: Selective CBP Protein Degrader for EP300 Mutated Cancers 27 * Per year incidence in the U.S., EU5, Japan . Source: Clarivate DRG Mature Markets Data. • CREB binding protein (CBP) • Targeted protein degrader Target / Approach • EP300 mutated cancers (e.g., subsets of bladder, colorectal, breast, gastric and lung cancers) Initial Indication • EP300 mutated cancers Mutation / Aberration • Preclinical • IND planned for 2026 Stage / Next Milestone • Up to 10% of patients have an EP300 mutation across solid tumors representing ~ 100K addressable population New Patients Impacted / Year* • Highly selective and potent • Increased tolerability relative to non-selective compounds • Long-acting formulation targets Q2-4W dosing • Compelling combination potential Key Differentiation 10% 10% 8% 7% 6% 6% 5% 5% 3% 0% 5% 10% 15% Melanoma NSCLC Bladder Cancer Endometrial Gastric Breast Pancreatic Cancer Colorectal Cancer Commercial Opportunity SCCHN % of Patients with EP300 Mutation

| EP300mut Lung Cancer CDX (LU99) EP300mut Bladder Cancer CDX (639V) EP300mut Gastric Cancer CDX (AGS) Selective CBP Degradation Results in Significant Anti-Tumor Activity in EP300mut Solid Tumor Models 28Fold Selectivity >1000x EP300 64 nM CBP 0.05 nM Degrader Selectivity FHT-CBPd-9 DC50 @24h 6 12 18 24 30 0 500 1,000 1,500 2,000 2,500 3,000 Vehicle FHT-CBPd - 9, 10mg/kg (QD) FHT-CBPd - 9, 3mg/kg (QD) B o d y W e ig h t C h a n g e ( % ) T u m o r V o lu m e ( m m ³ + S E M )

| EP300mut (639V) Bladder CDX (Daily Dosing and Single Injection of LAI Formulation) Plasma PK and Tumor PD (CBP) Measured From Bladder CDX Efficacy • Single injection of FHT-CBPd-9 in a LAI resulted in sustained plasma exposure (PK) and CBP degradation (PD) throughout the 3-week experiment, ultimately leading to tumor regressions • No thrombocytopenia was observed through end of study 150 mg/kg, Single IM Dose (LAI) 10 mg/kg, Daily SC Dosing Long-Acting Injectable (LAI) Formulation Provides Sustained Target Coverage, Anti-Tumor Activity and Tolerability With a Single Injection 29

| Bone Marrow Staining (In Vivo) Platelet Counts Post Two Weeks of Dosing (In Vivo Mice Models) *Dual CBP/EP300 inhibition study used 3 weeks of dosing. Preclinical Studies Indicate Selective CBP Degradation Did Not Show Thrombocytopenia and Spared Megakaryocytes In Vivo 30 PLT (x109cells/L) 0 500 1,000 1,500 2,000 2,500 Study Day 14 Vehicle FHT-CBPd - 9, 10mg/kg, SC, QD Dual BD inhibitor, (GNE-781), 30mg/kg, PO, BID FHT-CBPd-9 Dual CBP/EP300 Bromodomain Inhibitors Vehicle Dual BD inhibitor (CCS1477, Inobrodib), 20mg/kg, PO, QD*

Selective EP300 Protein Degrader For CBP Mutated and EP300 Dependent Cancers 31

| Summary: Selective EP300 Protein Degrader for CBP Mutant & EP300 Dependent Cancers 32 * Per year incidence in the U.S., EU5, Japan. Source: Clarivate DRG Mature Markets Data. • E1A binding protein p300 (EP300) • Targeted protein degrader Target / Approach • AR+ Prostate • Broad range of heme malignancies • Bladder, melanoma, others Indications • EP300 dependent cancers • CBP mutant cancers Mutation / Aberration • Preclinical • IND planned for 2026 Stage / Next Milestone • Over 100,000 New Patients Impacted / Year* • Deeper efficacy response with selective degrader vs non-selective molecules • Improved tolerability profile vs non-selective molecules • Patient selection biomarker for Diffuse Large B-Cell Lymphoma (DLBCL) Key Differentiation Commercial Opportunity EP300 Dependent Cancers • Solid Tumors • AR+ mCRPC • HR+ breast • Hematologic malignancies • DLBCL • Multiple Myeloma CBP Mutant Cancers 10% 10% 9% 8% 8% 8% 6% 0% 5% 10% 15% Melanoma Bladder NSCLC Endometrial Colorectal Gastric Breast % of Patients with CBP Mutation

| Anti-Tumor Activity Across Full Range of Heme Sub-Lineages (~ 70% of All Tested Cell Lines are Sensitive) EP300 Degradation Shows Anti-Proliferative Activity in Broad Range of Hematological Malignancies 33

| Multiple Myeloma (MM1S) CDX DLBCL (KARPAS422) CDX AR+ Prostate (VCaP) CDX EP300 Degradation Results in Significant Tumor Growth Inhibition in Multiple Myeloma, DLBCL and Prostate Models 34 B o d y W ei g h t C h an g e (% ) 5 10 15 20 25 30 35 40 45 0 500 1,000 1,500 2,000 Vehicle FHT-EP300d - 32, SC, 50mg/kg (BID) Days After Tumor Inoculation FHT-EP300d - 32, SC, 20mg/kg (BID) FHT-EP300d - 32, SC, 10mg/kg (BID) B o d y W e ig h t C h an g e ( % ) 10 15 20 25 30 0 500 1,000 1,500 2,000 2,500 3,000 Days After Tumor Inoculation Vehicle FHT-EP300d - 53, SC, 30mg/kg (QD) FHT-EP300d - 53, SC, 10mg/kg (QD) CCS1477 (Inobrodib), PO, 20mg/kg (QD) Fold Selectivity >1000x EP300 0.7 nM CBP >1 uM Degrader Selectivity FHT-EP300d-53 DC50 @24h Fold Selectivity >40x EP300 23 nM CBP >1 uM Degrader Selectivity FHT-EP300d-32 DC50 @24h

| Identification of a Patient Selection Biomarker in DLBCL • Screened 27 DLBCL cell lines; ~60% are sensitive • Two-step biomarker of sensitivity: ‒ EP300 present (no high-impact mutations in EP300) and ‒ One of two other mutations • Mechanistic hypothesis being further validated In Vitro Anti-Proliferation Screen Using Selective EP300 Degrader 35

| • Non-selective dual CBP/EP300 inhibitor shows tumor stasis, but clinical safety (i.e., thrombocytopenia) resulted in dosing holidays • Selective EP300 degrader can achieve deeper responses (complete tumor regression) with no thrombocytopenia • Selective EP300 degrader with improved therapeutic window enables sustained target coverage and improved efficacy Multiple Myeloma CDX treated w/ dEP300 - VHL Multiple Myeloma CDX treated w/ dEP300 - HL Selective EP300 Degrader Demonstrated Complete Response (Tumor Regression) in Multiple Myeloma Model 36 10 15 20 25 30 0 500 1,000 1,500 2,000 2,500 3,000 Days After Tumor Inoculation Vehicle FHT-EP300d - 53, SC, 30mg/kg (QD) FHT-EP300d - 53, SC, 10mg/kg (QD) CCS1477 (Inobrodib), PO, 20mg/kg (QD) B o d y W ei g h t C h an g e ( % ) 10 15 20 25 30 0 50 100 150 200 250 300 350 400 Days After Tumor Inoculation Multiple Myeloma CDX Treated With dEP300 – VHL

Oral EP300 Selective Degrader Shows Promising Efficacy; Well Tolerated With No Thrombocytopenia

Multiple Myeloma CDX Treated With dEP300 – CRBN



Vehicle
dEP300-CRBN, 30mpk, QD, PO
CCS1477 (Inobrodib), 20mpk, QD, PO
Tumor Volume (mm³ + SEM)



Vehicle
dEP300-CRBN, 30mpk, PO
Body Weight Change + SEM (%)
Days After Tumor Inoculation



1 mg/kg IV
10 mg/kg PO
Plasma Concentration (ng/ml)
Time (hours)

dEP300-CRBN demonstrates 32% oral bioavailability



CBC Platelet
Vehicle, p.o
dEP300-CRBN, p.o.
CCS1477
Inobrodib
1355
PLT (x10⁹cells/L)

Degrader Selectivity		CBP	EP300	Fold Selectivity
FHT-EP300d-CRBN	*DC50 @24h*	50 nM	0.2 nM	250x

37

Selective ARID1B Protein Degrader For ARID1A Mutated Cancers 38

| ARID1B is a Major Synthetic Lethal Target With Potential in Up To 5% of All Solid Tumors; Degradation Achieved, Program Update in 2025 39 * Per year incidence in the U.S., EU5, Japan. Source: Clarivate DRG Mature Markets Data. • ARID1B • Targeted protein degraderTarget / Approach • ARID1A mutated cancers (e.g. ovarian, endometrial, colorectal, bladder and other cancers) Initial Indication • ARID1A mutations Mutation / Aberration • Preclinical • Program update in 2025 Stage / Next Milestone • ARID1A is one of the most mutated protein in cancers (~ 5% of all solid tumors) representing > 175K addressable patients across solid tumors New Patients Impacted / Year* • Multiple ARID1B binders with nM affinity and selectivity • ARID1B degradation achieved Key Differentiation Uterine Bladder Stomach Cholangiocarcinoma Liver Esophageal Ovarian Colorectal Melanoma 0% 10% 20% 30% 40% Commercial Opportunity % of Patients with ARID1A Mutation

Compound Screening and Structure-Based Optimization Yielded Selective ARID1B Binders

Identification of Selective ARID1B Binders


ARID1A Affinity
>2x selectivity
for ARID1B
ARID1B Affinity

- Mapped and purified several potential ligandable regions of ARID, which were then screened against various compound libraries
- Characterized binding using multiple biochemical and biophysical techniques: e.g. DSF, ASMS, NMR, and SPR

X-Ray Crystal Structures Detail Selective ARID1B Binding



- Determined X-ray crystal structure of ARID ligandable domains with specific binders
- Leveraged these structures to drive binding affinities and expand binding chemotypes

40

| Structure-Based Optimization Drove Improved ARID1B Binding Affinity From 100 uM to Less Than 200 nM 41 1.4 Å co-xtal structure 2.0 Å soak structure 1.7 Å soak structure ARIDb-2 ARID1B Kd: 15 uM ARIDb-1 ARID1B Kd: 100 uM ARIDb-3 ARID1B Kd: 0.5 uM ARIDb-9 ARID1B Kd: 0.2 uM 1.9 Å co-xtal structure Gen 1: Screening Hit Gen 2: Early Optimization Gen 3: Sub-uM Affinity

Drugging Transcription Factors Multiple Approaches FHD-609 is a Selective, Potent, Protein Degrader of the BRD9 component of the BAF complex 42

Foghorn's Transcription Factor Platform: 4 Approaches


Chromatin
Remodeler
Transcription
Factor

Modulating TF activity via <u>Protein-Protein Interaction Disruptors</u>


Transcription
Factor

<u>Degrading TFs</u> via recruitment of the native E3 ligase using molecular glue


Transcription
Factor
MG
Native
E3 Ligase

= MG (Molecular Glue)


Disease relevant cell lines
(change image – copyright?)

Leveraging <u>Phenotypic Screening</u> to reduce TF levels in disease relevant settings

Re-wiring transcription through <u>Induced Proximity</u> with TFs


Transcription
Factor
CIP
Activator/
Repressor

= CIP (Chemical Inducer of Proximity)

43

Multiple Near-Term Value Inflection Points Through 2026

Program	Milestone	Timing
FHD-909 (LY4050784) (Selective SMARCA2 Inhibitor)	Preclinical Combination Data	April 2025 (AACR)
	Phase 1 Dose Escalation Data	Confidential
Selective SMARCA2 Degrader	IND / Phase 1 Initiation	Confidential
Selective CBP Degrader	IND / Phase 1 Initiation	2026
Lilly Target #2	Target Disclosure and IND	Confidential
Selective EP300 Degrader	IND / Phase 1 Initiation	2026
Selective ARID1B Degrader	Selective Degradation Achieved	Program Update 2025

SMARCA2 = BRM
SMARCA4 = BRG1

44

Developing First-in-Class Precision Medicines Targeting Major Unmet Needs in Cancer

Leader in Unique Area of Cancer Biology

Foghorn is a **leader in targeting chromatin biology,** which has the potential to address underlying dependencies of many genetically defined cancers

Platform with initial focus in oncology, **therapeutic area expansion potential**

Large Market Potential

Chromatin biology is implicated in up to **50% of tumors**, potentially impacting **~2.5 million patients**

Foghorn's current pipeline potentially addresses **more than 500,000** of these patients

Broad pipeline across a range of targets and small molecule modalities

Well-Funded

$243.8 million in cash and equivalents (unaudited)

(as of 12/31/2024)

Cash runway into 2027

Shares outstanding: approximately 62.5M*

Value Drivers

Selective SMARCA2 Inhibitor, FHD-909, partnered with Lilly, in **Phase 1 trial**

Advancement of preclinical assets (Selective SMARCA2 Degrader, CBP, EP300, ARID1B) towards INDs

Protein degrader platform with expansion into induced proximity

Major Strategic Collaboration

Strategic collaboration with Lilly; **$380 million upfront;** 50/50 U.S. economic split on two lead programs

**Includes common shares outstanding and pre-funded warrants as of 12/31/2024.*

45

Unique biology Precision therapeutics Broad impact 46January 2025

Appendix 47

| Lilly Collaboration Validates Foghorn Approach: Significant Upfront and Deal Economics 48 $380 Million Up-front $300 million cash $80 million in Foghorn common stock at a price of $20 per share Three Undisclosed Discovery Programs Option to participate in a percentage of the U.S. economics Tiered ex-U.S. royalties from the mid-single digit to low- double digit range $1.3 billion in potential milestones 50/50 U.S. Economics on Two Programs 50/50 U.S. economic split on SMARCA2-Selective and another undisclosed program Tiered ex-U.S. royalties starting in the low double-digit range and escalating into the twenties based on revenue levels